UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2021 (February 23, 2021)

PGT Innovations, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37971	20-0634715
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1070 Technology Drive, North Venice, FL		34275
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (941) 480-1600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	PGTI	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. Results of Operations and Financial Condition

On February 23, 2021, the Board of Directors (the “Board”) of PGT Innovations, Inc. (the “Company”), upon the recommendation of its Governance Committee, approved the election of Xavier Boza to its Board of Directors, effective March 1, 2021, to serve as a Class I member of the Company’s Board of Directors until the 2022 annual meeting of stockholders, or until his successor is duly elected and qualified. In connection with Mr. Boza’s election, the Board increased its size from nine to ten directors. Mr. Boza also was appointed to the Compensation Committee of the Board of Directors, effective March 1, 2021.

Mr. Boza has no arrangements or understandings pursuant to which he was elected as a director and does not have any transactions reportable under Item 404(a) of Regulation S-K. Mr. Boza will receive the same compensation as the Company’s other non-employee directors, which is described in the Company’s Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 27, 2020.

The February 24, 2021 press release announcing the election of Mr. Boza to the Board is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
99.1	Press release of PGT Innovations, Inc., dated February 24, 2021
104	Cover Page Interactive Date File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PGT INNOVATIONS, INC.

By:  /s/ Brad West

       Name:  Brad West

       Title:  Senior Vice President and Interim Chief Financial Officer

Dated:  February 24, 2021

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of PGT Innovations, Inc., dated February 24, 2021
104	Cover Page Interactive Date File - the cover page XBRL tags are embedded within the Inline XBRL document